EXHIBIT 10.11

AMENDED AND RESTATED DEBT SETTLEMENT AGREEMENT

THIS AGREEMENT is made as of the ___ day of July, 2017

BETWEEN:

BEARING LITHIUM CORP., a corporation existing under the laws of British Columbia

(“Bearing”)

AND:

Li3 ENERGY INC., a corporation existing under the laws of Nevada

(“Li3”)

AND:

JOHN B. GRANT, an individual of 31 Glade Road, East Hampton, NY 11937

(the “Creditor”)

WHEREAS:

A.	Li3 is indebted to the Creditor pursuant to the terms of an unsecured convertible promissory note dated May 12, 2016 (the “Note”) in the principal amount of US$50,000 (the “Principal”) plus accrued and unpaid interest (the “Original Debt”).

B.	The parties entered into a debt settlement agreement dated December 6, 2016 as amended and restated on May 24, 2017 (the “Debt Settlement Agreement”), pursuant to which they agreed to increase the amount of the Original Debt owed to the Creditor by Li3 by an amount equal to 22% of the Principal (the “Penalty Payment”). Li3 has agreed to settle the Penalty Payment through the issuance of common shares of Li3 to the Creditor and Li3 and the Creditor will enter into a separate agreement to provide for the foregoing.

C.	Bearing and Li3 are proposing to complete a transaction pursuant to which Bearing will acquire all of the issued and outstanding shares of Li3 in exchange for the issuance of Bearing common shares (the “Proposed Transaction”) and, in furtherance of such Proposed Transaction, have entered into a definitive agreement dated January 27, 2017.

D.	The parties have agreed to further amend the terms of the Debt Settlement Agreement and settle the Original Debt on the terms and conditions herein.

NOW THEREFORE THE PARTIES for good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged) covenant and agree as follows:

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1.	Subject to the condition set out in Section 3 hereof, as soon as reasonably practical (the “Closing Date”), Bearing agrees to use commercially reasonable efforts to issue units (the “Settlement Units”) of Bearing to the Creditor as payment of the Original Debt. Each Settlement Unit will consist of one common share of Bearing (a “Bearing Share”) and one half of a warrant (each whole warrant, a “Warrant”). Each Warrant is exercisable for one additional Bearing Share at an exercise price of $0.80 per Bearing Share for 12 months following the Closing Date. The deemed issuance price of the Settlement Units shall be $0.40 (the “Settlement Price”). For greater certainty, the number of Settlement Units the Creditor receives will be equal to the amount of the Original Debt on the Closing Date divided by the Settlement Price.

2.	The issuance of the Settlement Units to the Creditor is subject to: (a) the Company’s receipt of the final approval of the TSX Venture Exchange (the “TSX-V”) of the settlement of the Outstanding Debt and issuance of the Settlement Units on the terms and conditions set out herein; and (b) Li3 and the Creditor entering into arrangements satisfactory to the Company in regards to the settlement of the Penalty Payment.

3.	The Original Debt shall be converted from U.S. dollars into Canadian dollars on the Closing Date using the Bank of Canada noon rate in effect on May 31, 2017.

4.	Upon the issuance of the Settlement Units to the Creditor, the Original Debt shall be deemed to be satisfied in full and the Creditor will be deemed to have unconditionally remise, release and forever discharge both Li3 and Bearing from any and all claims relating to the Original Debt.

5.	The Creditor represents and warrants to the Company that:

(a)	the transactions contemplated by this Agreement do not contravene the laws of the Creditor's jurisdiction of residence and the Creditor complies with the requirements of all applicable securities legislation of the jurisdiction of the Creditor's residence in respect of the issuance of the Settlement Units to it and will provide such evidence of compliance with all such matters as the Company may request;

(b)	the Creditor acknowledges that the Settlement Units will be held in escrow by the Company pending closing of the Proposed Transaction and will be released to the Creditor only upon completion of the Proposed Transaction. In the event the definitive agreement governing the Proposed Transaction is terminated, the Settlement Units will be cancelled and this Agreement shall be deemed to be null and void;

(c)	the Company has advised the Creditor that the Company is relying on an exemption from the requirements to provide the Creditor with a prospectus and to issue securities through a person registered to sell securities under the Securities Act (British Columbia) and, as a consequence of acquiring the Settlement Units pursuant to this exemption, certain protections, rights and remedies provided by the Securities Act (British Columbia), including statutory rights of rescission or damages, will not be available to the Creditor. In addition, the certificates representing the Settlement Units shall bear a legend in substantially the following form:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE ●, 2017” (Being four months and one day after the Closing Date.)

And may, if required by the TSX-V bear the following legend:

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WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL ● , 2017.” (Being four months and one day after the Closing Date.)

(d)	the Creditor acknowledges that the Settlement Units have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”);

(e)	if the Creditor is a “U.S. Person” as defined under Regulation S made under the U.S. Securities Act, which definition includes, but is not limited to, an individual resident in the United States, an estate or trust of which any executor, administrator or trustee, respectively, is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the United States, the certificates representing the Settlement Units shall bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT OR (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

6.	The Creditor agrees that, until the Closing Date or the termination of this Agreement, the Creditor shall not, and it shall cause its employees, representatives, advisors and agents not to, in each case, directly or indirectly solicit, initiate, encourage, facilitate or accept any inquiry, proposal or offer from any person (other than the parties hereto) with respect to the settlement of the Original Debt or enter into enter into any agreement, arrangement or understanding with respect to the Original Debt.

7.	The Creditor acknowledges that there are no representations or warranties given by Bearing or its directors or officers concerning the present or future value of the Bearing Shares.

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8.	The Creditor shall execute and deliver such other documents, and do or cause to be done such other acts, as are required by Bearing or Li3 to give effect to this Agreement and the intent embodied in it.

9.	Bearing agrees to provide, or has previously provided, up to US$15,000 (in aggregate) to cover legal expenses of the Creditor and certain other creditors and to pay, or has previously paid, US$30,000 as a consulting fee to a representative of the Creditor and certain other creditors.

10.	This Agreement supersedes all previous written and oral agreements, understandings or discussions relating to the Original Debt. The Creditor further agrees not to take any steps to enforce any of the agreements relating to the Original Debt during the term of this Agreement. Notwithstanding the foregoing, in the event this Agreement is terminated and the Outstanding Debt is not repaid, the Creditor preserves and does not waive any rights of enforcement or causes of action that the Creditor may have or may hereafter acquire against Li3.

11.	This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia, Canada, and the parties irrevocably attorn and submit to the jurisdiction of the courts of the Province of British Columbia, Canada with respect to any dispute related to this Agreement.

12.	This Agreement shall enure to the benefit of and be binding upon the parties and their respective heirs, executors, administrators, successors and assigns. The Creditor may not assign this Agreement without the prior written consent of Bearing and Li3.

13.	This Agreement shall terminate on December 31, 2017.

[Remainder of page left intentionally blank; signature page follows.]

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THE PARTIES have executed and delivered this Agreement as of the date first above written.

BEARING RESOURCES LTD.

By:
Authorized Signatory
Name:
Title:

Li3 ENERGY INC.

By:
Authorized Signatory
Name:
Title:

JOHN B. GRANTJOHN B.

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